CONVERTIBLE NOTE PURCHASE AGREEMENT

This  CONVERTIBLE  NOTE  PURCHASE  AGREEMENT  (the  “Agreement”),  dated  January

__,  2015,  by  and  between  MineralRite  Corporation,  a  Nevada  corporation,  with  headquarters located  at  55  South  Geneva  Road,  Lindon,  Utah  84042  (the  "Company"),  and  River  North

Equity,  Inc.,  an  Illinois  corporation,  with  its  principal  place  of  business  at  360  W.  Hubbard  St.,

Unit  2801,  Chicago,  Illinois  60654  (the  "Buyer"),  (together  the  "Parties").   Capitalized  terms

used  in  this  Agreement  and  not  otherwise  defined  shall  have  the  meanings  ascribed  to  them  in

Article 1.

WHEREAS:

A.   The Parties are executing and delivering this Agreement in reliance upon the exemption from securities  registration  afforded  by  the  rules  and  regulations  as  promulgated  by  the  United

States  Securities  and  Exchange  Commission  (the  “SEC”)  under  the  Securities  Act  of  1933,

as amended (the “1933 Act”) as described in this Agreement.

B.   Buyer  desires  to  purchase  and  Company  desires  to  issue  and  sell,  upon  the  terms  and conditions set forth in this Agreement a six percent (6%) convertible note of Company, in the form  attached  hereto  as  Exhibit  A,  in  the  aggregate  principal  amount  of  $77,778  (together with  any  note(s)  issued  in  replacement  thereof  or  as  a  dividend  thereon  or  otherwise  with respect  thereto  in  accordance  with  the  terms  thereof,  the  “Note”),  with  an  original  issue discount  of  ten  percent  (10%),  convertible into  shares  of  common  stock  of  Company,  $0.001 par value per share (the “Common Stock”) upon  the terms  and subject to  the limitations and conditions set forth in such Note.

C.   The  terms  and  conditions  contained  herein,  Buyer  wishes  to  purchase,  upon  the  terms  and

conditions  stated  in  this  Agreement,  such  principal  amount  of   the  Note  as  is  set  forth

immediately below its name on the signature pages hereto.

NOW THEREFORE, Company and Buyer severally (and not jointly) hereby agree as follows:

1.   Purchase and Sale of Note.

a.

Purchase  of  Note.   On  the  Closing  Date  (as  defined  below),  Company  shall  issue  and sell to Buyer and Buyer agrees to purchase from Company such principal amount of  the

Note as is set forth immediately below Buyer’s name on the signature pages hereto.

b.      Form  of  Payment/Closing.   On  the  Closing  Date,  (i) Buyer  shall  pay the  purchase  price for  the  Note  to  be  issued  and  sold  to  it  at  the  Closing  (the  “Purchase  Price”)  by  wire transfer  of  immediately  available  funds  to  Company,  in  accordance  with  Company’s written  wiring instructions,  against  delivery of  the  Note,  and  (ii)  Company shall  deliver such  duly  executed  Note  on  behalf  of  Company,  to  Buyer,  against  delivery  of  such

Purchase Price.  Such event, the “Closing”.

Company ___________

Buyer ___________

Closing  Date.   Subject  to  the  satisfaction  (or  written  waiver)  of  the  conditions  set forth  in  Section  6  and  Section  7  below,  the  date  and  time  of  the  issuance  and  sale  of  the

Note  pursuant  to  the  Agreement  (the  “Closing  Date”)  shall  be  on  or  about  January  __,

2015,  or  such  other  mutually  agreed  upon  time.    The  Closing  to  occur  at  any  such

location as may be agreed to by the Parties.

2.   Representations and Warranties of Buyer.  Buyer represents and warrants to Company that:

a.

Investment Purpose.  As of the date hereof, Buyer is purchasing the Note and the shares of  Common  Stock  issuable  upon  full  conversion  of,  or  otherwise  pursuant  to,  the  Note

(including,  without  limitation,  such  additional  shares  of  Common  Stock,  if  any,  as  are issuable  (i)  on  account  of  interest  on  the  Note,  and  (ii)  as  a  result  of  the  events described  in  Sections  1.3  and  1.4  of  the  Note)  pursuant  to  this  Agreement,  such  shares of  Common  Stock  being  collectively  referred  to  herein  as  the  “Conversion  Shares”

and,   collectively   with   the   Note,   the   “Securities”   and   any   of   the   Securities,   a

"Security")  for  its  own  account  and  not  with  a  present  view  towards  the  public  sale  or distribution  thereof,  except  pursuant  to  sales  registered  or  exempted  from  registration under  the  1933  Act,  provided,  however,  that  by  making  the  representations  herein,

Buyer  does  not  agree  to  hold  any  Securities  for  a  minimum  or  other  specific  term  and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.      Accredited  Investor  Status.   Buyer  is  an  “Accredited  Investor”  as  that  term  is  defined in Rule 501(a) of Regulation D.

c.

Reliance  on  Exemptions.   Buyer  understands  that  the  Securities  are  being  offered  and sold  to  it  in  reliance  upon  specific  exemptions  from  the  registration  requirements  of

United  States  federal  and  state  securities  laws  and  that  Company  is  relying  upon  the truth  and  accuracy  of,  and  Buyer’s  compliance  with,  the  representations,  warranties,

agreements, acknowledgements and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of  Buyer  to acquire the

Securities.

d.      Information.    Buyer  and  its  advisors,  if  any,  have  been,  and  for  so  long  as  the  Note remains  outstanding  will  continue  to  be  furnished  with  all  publicly  made  materials relating  to  the  business,  finances  and  operations  of  Company  and  materials  relating  to the  offer  and  sale  of  the  Securities  which  have been  requested  by Buyer  or  its  advisors.

Buyer   and   its   advisors,   if   any,   have   been,   and   for   so   long   as   the   Note   remains

outstanding  will  continue  to  be,  afforded  the  opportunity to  ask  questions  of  Company.

Notwithstanding  the  foregoing,  Company  has  not  disclosed  to  Buyer  any  material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer.  Neither such  inquiries  nor  any  other  due  diligence  investigation  conducted  by  Buyer  or  any  of its  advisors  or  representatives  shall  modify,  amend  or  affect  Buyer’s  right  to  rely  on

Company’s   representations   and   warranties   contained   in   Section   3   below.     Buyer

understands  that  its  investment  in  the  Securities  involves  a  significant  degree  of  risk.

Company ___________

Buyer ___________

Buyer  is  not  aware  of  any  facts  that  may  constitute  a  breach  of  any  of  Company's representations and warranties made herein.

e.

Governmental Review.   Buyer understands that no United States federal or state agency

or   any   other   government   or   governmental   agency   has   passed   on   or   made   any

recommendation or endorsement of the Securities.

f.

Transfer  or  Re-sale.   Buyer  understands  that  the  sale  or  re-sale  of  the  Securities  has  not been  and  is  not  being  registered  under  the  1933  Act  or  any  applicable  state  securities laws,  and  the  Securities  may  not  be  transferred  unless:  (a)  the  Securities  are  sold pursuant  to  an  effective  registration  statement  under  the  1933  Act;  (b) Buyer  shall  have delivered  to  Company,  at  the  cost  of  Buyer,  an  opinion  of  counsel  to  the  effect  that  the

Securities  to  be  sold  or  transferred  may be sold  or  transferred  pursuant  to  an  exemption from  such  registration;  (c)  the  Securities  are  sold  or  transferred  to  an  "affiliate"  (as defined  in  Rule  144  promulgated  under  the  1933  Act  (or  a  successor  rule)  (“Rule

144”))   of   Buyer   who   agrees   to   sell   or   otherwise   transfer   the   Securities   only   in

accordance  with  this  Section  2(f)  and  who  is  an  Accredited  Investor;  (d)  the  Securities

are sold pursuant to Rule 144; (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”); (f) the Securities are sold pursuant to  any  other  available  exemption  from  the  registration  requirements  under  the  1933

Act;   (g)   a   restrictive   legend   is   not   required   under   applicable   requirements   of   the

Securities  Act  (including  judicial  interpretations  and  pronouncements  issued  by  the staff  of  the  Commission)  and  Buyer  shall  have  delivered  to  Company,  at  the  cost  of

Buyer,  an  opinion  of  counsel  that  shall  be  in  form,  substance  and  scope  customary  for

opinions   of   counsel   in   corporate   transactions.     Notwithstanding   the   foregoing   or

anything   else   contained   herein   to   the   contrary,   the   Securities   may  be   pledged   as

collateral  in  connection  with  a  bona  fide  margin  account  or  other  lending  arrangement in compliance with applicable securities rules and regulations.

g.

Legends.    Buyer  understands  that  the  Note,  and  until  such  time  as  the  Conversion

Shares  have  become  eligible  for transfer  pursuant  to  any of  the  alternatives  specified  in

Section 2(f) above, the Conversion Shares may bear a restrictive legend in  substantially the following form:

“NEITHER     THE     ISSUANCE     AND     SALE     OF     THE     SECURITIES

REPRESENTED   BY   THIS   CERTIFICATE   NOR   THE   SECURITIES   INTO

WHICH     THESE     SECURITIES     ARE     EXERCISABLE     HAVE     BEEN

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR

APPLICABLE  STATE  SECURITIES  LAWS.    THE  SECURITIES  MAY  NOT

BE  OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR  ASSIGNED  (I) IN  THE

ABSENCE  OF  (A)  AN  EFFECTIVE  REGISTRATION  STATEMENT  FOR  THE

SECURITIES  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR

(B)  AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE  SELECTED

BY   THE   HOLDER),   IN   A   GENERALLY   ACCEPTABLE   FORM,   THAT

REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS

SOLD   PURSUANT   TO   RULE   144   OR   RULE   144A   UNDER   SAID   ACT.

Company ___________

Buyer ___________

NOTWITHSTANDING   THE   FOREGOING,   THE   SECURITIES   MAY   BE

PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR

OTHER   LOAN   OR   FINANCING   ARRANGEMENT   SECURED   BY   THE

SECURITIES.”

The legend  set  forth  above  shall  be  removed  from  a Security which  satisfied  any of  the alternatives specified in Section 2(f) above  and Company shall cause its Transfer Agent to  issue  a  certificate(s)  without  such  legend  upon  request  by  its  holder.  In  the  absence of  a  registration  statement  covering  the  Security,  such  holder  shall  provide  an  opinion of  counsel,  to  the  effect  that  a  public  sale  or  transfer  of  such  Security  may  be  made

without registration under the 1933 Act.   In the event that Company does not accept the

opinion  of  counsel  provided  by  Buyer  by  the  Deadline,  it  will  be  considered  an  Event of Default pursuant to Section 3.3 of the Note.

h.      Authorization;  Enforcement.    This  Agreement  has  been  duly  and  validly  authorized.

This  Agreement  has  been  duly  executed  and  delivered  on  behalf  of  Buyer,  and  this

Agreement   constitutes   a   valid   and   binding   agreement   of   Buyer   enforceable   in

accordance with its terms.

i.

Residency.   Buyer  is  a  resident  of  the  jurisdiction  set  forth  immediately below  Buyer’s name on the signature pages hereto.

3.   Representations  and  Warranties  of  Company.    Company  represents  and  warrants  to  Buyer

that:

a.

Organization  and  Qualification.    Company  and  each  of  its  Subsidiaries  (as  defined

below), if any, is, or shall be, a corporation duly organized, validly existing and in good standing  under  the  laws  of  the  jurisdiction  in  which  it  is  incorporated,  with  full  power and  authority  (corporate  and  other)  to  own,  lease,  use  and  operate  its  properties  and  to carry  on  its  business  as  and  where  now  owned,  leased,  used,  operated  and  conducted.

Schedule  3(a)  sets  forth  a  list  of  all  of the  Subsidiaries  of  Company and  the jurisdiction in which each is incorporated.  Company and each of it Subsidiaries is duly qualified as a  foreign  corporation  to  do  business  and  is  in  good  standing  in  every  jurisdiction  in which  its  ownership  or  use  of  property  or  the  nature  of  the  business  conducted  by  it makes  such  qualification  necessary  except  where  the  failure  to  be  so  qualified  or  in

good  standing  would  not  have  a  Material  Adverse  Effect.   “Material  Adverse  Effect”

means   any   material   adverse   effect   on   the   business,   operations,   assets,   financial

condition  or  prospects  of  Company  or  its  Subsidiaries,  if  any,  taken  as  a  whole,  or  on the  transactions  contemplated  hereby or  by the  agreements  or  instruments  to  be entered

into  in  connection  herewith.    "Subsidiary"  or  “Subsidiaries”  (as  the  case  may  be)

means  any  corporation  or  other  organization,  whether  incorporated  or  unincorporated,

in  which  Company  owns,  directly  or  indirectly,  an  equity  majority  or  other  controlling ownership interest.

b.      Authorization;   Enforcement.     (i)   Company   has   all   requisite   corporate   power   and

authority  to  enter  into  and  perform  this  Agreement,  the  Note  and  to  consummate  the

Company ___________

Buyer ___________

transactions contemplated hereby and  thereby and  to issue the  Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the

Note  by Company and  the  consummation  by it  of  the  transactions  contemplated  hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation  for  issuance  of  the  Conversion  Shares  issuable  upon  conversion  or  exercise thereof)  have  been  duly  authorized  by  Company’s  Board  of  Directors  and  no  further consent  or  authorization  of  Company,  its  Board  of  Directors,  or  its  shareholders  is required,  (iii)  this  Agreement  has  been  duly executed  and  delivered  by Company by its authorized  representative,  and  such  authorized  representative  is  the  true  and  official

representative  with  the   authority  to  sign  this  Agreement  and  the  other  documents

executed   in   connection   herewith   and   bind   Company   accordingly,   and   (iv)   this

Agreement  constitutes, and upon execution and delivery by Company of the Note,  each of  such  instruments  will  constitute,  a  legal,  valid  and  binding  obligation  of  Company enforceable against Company in accordance with its terms.

c.

Capitalization.   As  of  the  date  hereof,  the  authorized  capital  stock  of  Company consists of:  _______________  shares  of  Common  Stock,  $0.001  par  value  per  share,  of  which

_______________ shares are issued and outstanding as of _______________; except as disclosed in  Company’s  SEC Documents  (as defined herein), no shares  are reserved for issuance  pursuant  to  Company’s  stock  option  plans,  no  shares  are  reserved  for issuance pursuant  to  securities  (other  than  the  Note)  exercisable  for,  or  convertible  into  or

exchangeable  for  shares  of  Common  Stock.   All  of  such  outstanding  shares  of  capital

stock  are,  or  upon  issuance  will  be,  duly authorized,  validly issued,  fully paid  and  non-

assessable.   No  shares  of  capital  stock  of  Company  are  subject  to  preemptive  rights  or any  other  similar  rights  of  the  shareholders  of  Company  or  any  liens  or  encumbrances

imposed  through  the  actions  or  failure  to  act  of  Company.    Except  as  disclosed  in

Company’s  SEC  Documents  as  of  the  effective  date  of  this  Agreement,  (i)  there  are  no outstanding  options,  warrants,  scrip,  rights  to  subscribe  for,  puts,  calls,  rights  of  first refusal,  agreements,  understandings,  claims  or  other  commitments  or  rights  of  any character whatsoever relating to, or securities or rights convertible into or exchangeable for  any  shares  of  capital  stock  of  Company  or  any  of  its  Subsidiaries,  or  arrangements

by  which   Company  or   any  of   its   Subsidiaries   is   or   may  become  bound   to   issue

additional shares of capital stock of Company or any of its Subsidiaries, (ii) there are no

agreements   or   arrangements   under   which   Company   or   any   of   its   Subsidiaries   is

obligated to register the sale of any of its or their securities under the 1933  Act and (iii)

there  are  no  anti-dilution  or  price  adjustment  provisions  contained  in  any  security issued  by  Company  (or  in  any  agreement  providing  rights  to  security  holders)  that  will

be  triggered  by  the  issuance  of  the  Note  or  the  Conversion  Shares.    Company  has

furnished  to  Buyer  via  email  links  to  Company’s  SEC  Documents  true  and  correct

copies   of   Company’s   Certificate   of   Incorporation   as   in   effect   on   the   date   hereof

(“Certificate  of  Incorporation”),  Company’s  By-laws,  as  in  effect  on  the  date  hereof

(the  “By-laws”),  and  the  terms  of  all  securities  convertible  into  or  exercisable  for

Common  Stock  of  Company  and  the  material  rights  of  the  holders  thereof  in  respect

thereto.    Company  shall  provide  Buyer  with  a  written  update  of  this  representation signed by Company’s Chief Executive on behalf of Company as of the Closing Date.

Company ___________

Buyer ___________

d.      Issuance  of  Shares.    The  Conversion  Shares  are  duly  authorized  and  reserved  for issuance  and,  upon  conversion  of  the  Note  in  accordance  with  its  respective  terms,  will be  validly  issued,  fully  paid  and  non-assessable,  and  free  from  all  taxes,  liens,  claims

and   encumbrances   with   respect   to   the   issue   thereof   and   shall   not   be   subject   to

preemptive  rights  or  other  similar  rights  of  shareholders  of  Company  and  will  not impose personal liability upon the holder thereof.

e.

Tag-Along   Registration   Rights   of   Conversion   Shares.   Company   shall   include   the

Conversion  Shares  in  any  Registration  Statement  filed  with  the  SEC  following  the

Registration  Statement  which  shall  be  filed  in  connection  with  the  Securities  Purchase

Agreement dated January __, 2015.

f.

Acknowledgment of Dilution.   Company understands and  acknowledges the potentially

dilutive  effect  to  the  Common  Stock  upon  the  issuance  of  the  Conversion  Shares  upon

conversion  of  the  Note.    Company  further  acknowledges  that  its  obligation  to  issue

Conversion Shares upon conversion of the Note in accordance with this Agreement, the

Note  is  absolute  and  unconditional  regardless  of  the  dilutive  effect  that  such  issuance may have on the ownership interests of other shareholders of Company.

g.

No Conflicts.   The execution, delivery and performance of this Agreement, the Note by

Company  and  the  consummation  by Company  of  the  transactions  contemplated  hereby and  thereby  (including,  without  limitation,  the  issuance  and  reservation  for  issuance  of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a  breach  of  any  provision  of,  or  constitute  a  default  (or  an  event  which  with  notice  or lapse  of  time  or  both  could  become  a  default)  under,  or  give  to  others  any  rights  of termination,  amendment,  acceleration  or  cancellation  of,  any  agreement,  indenture,

patent,  patent  license  of  instrument  to  which  Company  or  any  of  its  Subsidiaries  is  a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree

(including  federal  and  state  securities  laws  and  regulations  and  regulations  of  any  self-

regulatory  organizations  to  which  Company  or  its  securities  are  subject)  applicable  to

Company  or  any  of  its  Subsidiaries  or  by  which  any  property  or  asset  of  Company  or

any   of   its   Subsidiaries   is   bound   or   affected   (except   for   such   conflicts,   defaults,

terminations,  amendments,  accelerations,  cancellations  and  violations  as  would  not,

individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect).   Neither  Company

nor  any  of  its  Subsidiaries  is  in  violation  of  its  Certificate  of  Incorporation,  By-laws  or other  organizational  documents  and  neither  Company  nor  any  of  its  Subsidiaries  is  in default  (and  no  event  has  occurred  which  the  notice  or  lapse  of  time  or  both  could  put

Company  or  any  of  its  Subsidiaries  in  default)  under,  and  neither  Company  nor  any  of its  Subsidiaries  has  taken  any  action  or  failed  to  take  any  action  that  would  give  to

others   any   rights   of   termination,   amendment,   acceleration   or   cancellation   of,   any

agreement,  indenture  or  instrument  to  which  Company  or  any  of  its  Subsidiaries  is  a party or by which any property or assets of Company or any of its Subsidiaries is bound or  affected,  except  for  possible  defaults  as  would  not,  individually  or  in  the  aggregate,

have  a  Material  Adverse  Effect.   The  businesses  of  Company  and  its  Subsidiaries,  if

any,  are  not  being conducted,  and  shall  be  conducted  so  long as  Buyer  owns  any of  the

Company ___________

Buyer ___________

Securities,  in  violation  of  any  law,  ordinance  or  regulation  of  any  governmental  entity.

Except  as  specifically  contemplated  by  this  Agreement  and  as  required  under  the  1933

Act  and  any  applicable  state  securities  laws,  Company  is  not  required  to  obtain  any consent,  authorization  or  order  of,  or  make  any  filing  or  registration  with  any  court,

governmental  agency,  regulatory  agency,  self-regulatory  organization  or  stock  market or  any  third  party  in  order  for  it  to  execute,  deliver  or  perform  any  of  its  obligations under  this  Agreement,  the  Note  in  accordance  with  the  terms  hereof  or  thereof  or  to issue  and  sell  the  Note  in accordance with  the  terms  hereof  and  to  issue the Conversion

Shares  upon  conversion  of  the  Note.   All  consents,  authorizations,  orders,  filings  and

registrations  which  Company  is  required  to  obtain  pursuant  to  the  preceding  sentence

have  been  obtained  or  effected  on  or  prior  to  the  date  hereof.    Company  is  not  in

violation  of  the  listing  requirements  of  the  OTC  Pink  market  (the  "OTC  Pink")

operated  by OTC  Markets  Group,  a  financial  marketplace  platform  ("OTC  Markets"),

it  will  be  current  with  its  SEC  reports  within  14  days  of  the  date  hereof  and  does  not reasonably  anticipate  that  in  the  foreseeable  future  such  current  status  will  be  lost  or that  its  Common  Stock  will  be  delisted  from  the  OTC  Pink  or  that  a  "Stop"  or  "Yield"

sign will be placed on its trading symbol.  Company and its Subsidiaries are unaware of any facts or circumstances, which might give rise to any of the foregoing.

h.      SEC   Documents:   Financial   Statements.      Company   has   timely   filed   all   reports,

schedules,  forms,  statements  and  other  documents  required  to  be  filed  by  it  with  the

SEC  pursuant  to  the  reporting  requirements  of  the  Securities  Exchange  Act  of  1934,  as

amended  (the  “1934  Act”)  (all  of  the  foregoing  filed  prior  to  the  date  hereof  and  all exhibits included therein and financial statements and schedules thereto and documents,

other   than   exhibits   to   such   documents,   incorporated   by   reference   therein,   being

hereinafter   referred   to   herein   as   the   “SEC   Documents”).   Upon   written   request

Company will deliver to Buyer true and complete copies of the SEC Documents, except

for  such  exhibits  and  incorporated  documents.   As  of  their  respective  dates,  the  SEC

Documents complied in  all material respects  with the requirements of the 1934 Act and the  rules  and  regulations  of  the  SEC  promulgated  thereunder  applicable  to  the  SEC

Documents, and none of  the SEC Documents, at the time they were filed  with the SEC,

contained  any  untrue  statement  of  a  material  fact  or  omitted  to  state  a  material  fact required  to  be  stated  therein  or  necessary  in  order  to  make  the  statements  therein,  in

light  of  the  circumstances  under  which  they  were  made,  not  misleading.   None  of  the

statements  made  in  any  such  SEC  Documents  is,  or  has  been,  required  to  be  amended or  updated  under  applicable  law  (except  for  such  statements  as  have  been  amended  or updated  in  subsequent  filings  prior  the  date  hereof,  or  pursuant  to  pending  comments from  the  SEC.  As  of  their  respective  dates,  the  financial  statements  of  Company included  in  the  SEC  Documents  complied  as  to  form  in  all  material  respects  with applicable  accounting  requirements  and  the  published  rules  and  regulations  of  the  SEC

with  respect  thereto.   Such  financial  statements  have  been  prepared  in  accordance  with

the    United    States    Generally    Accepted    Accounting    Principles    ("US    GAAP"),

consistently  applied,  during  the  periods  involved  and  fairly  present  in  all  material

respects   the   consolidated   financial   position   of   Company   and   its   consolidated

Subsidiaries  as  of  the  dates  thereof  and  the  consolidated  results  of  their  operations  and cash  flows  for  the  periods  then  ended  (subject,  in  the  case  of  unaudited  statements,  to

Company ___________

Buyer ___________

normal  year-end  audit  adjustments).   Except  as  set  forth  in  the  financial  statements  of

Company  included  in  the  SEC  Documents,  Company  has  no  liabilities,  contingent  or otherwise,  other  than  (i)  liabilities  incurred  in  the  ordinary  course  of  business,  and  (ii)

obligations   under   contracts   and   commitments   incurred   in   the   ordinary   course   of

business  and  not  required  under  US  GAAP  to  be reflected  in  such  financial  statements,

which,  individually  or  in  the  aggregate,  are  not  material  to  the  financial  condition  or

operating results of Company.   Company is  subject to the  reporting requirements of the

1934 Act.

i.

Absence  of  Certain  Changes.   Since  June  30,  2014,  there  has  been  no  material  adverse

change   and   no   material   adverse   development   in   the   assets,   liabilities,   business,

properties,  operations,  financial  condition,  results  of  operations,  prospects  or  1934  Act reporting status of Company or any of its Subsidiaries.

j.

Absence   of   Litigation.     There   is   no   action,   suit,   claim,   proceeding,   inquiry   or

investigation  before  or  by  any  court,  public  board,  government  agency,  self-regulatory

organization   or   body   pending   or,   to   the   knowledge   of   Company   or   any   of   its

Subsidiaries,  threatened  against  or  affecting  Company  of  any  of  its  Subsidiaries,  or their  officers  or  directors  in  the  their  capacity  as  such,  that  could  have  a  Material

Adverse Effect.   Schedule 3(j)  contains  a complete list and summary description of any pending  or,  to  the  knowledge  of  Company  threatened  proceeding  against  or  affecting

Company or  any of its Subsidiaries, without regard to whether it would have a Material

Adverse   Effect.      Company   and   its   Subsidiaries   are   unaware   of   any   facts   or

circumstances which might give rise to any of the foregoing.

k.      Patents, Copyrights, etc.   Company and  each of its Subsidiaries owns or possesses  or in the  process  of  obtaining  ownership  of  the  requisite  licenses  or  rights  to  use  all  patents,

patent  applications,  patent  rights,  inventions,  know-how,  trade  secrets,  trademarks,

trademark   applications,   service  marks,   service   names,   trade  names   and   copyrights

(“Intellectual   Property”)   necessary   to   enable   it   to   conduct   its   business   as   now

operated  (and,  as  presently contemplated to  be operated  in the  future); there is no  claim

or   action   by   any   person   pertaining   to,   or   proceeding   pending,   or   to   Company’s

knowledge  threatened,  which  challenges  the  right  of  Company  or  of  a  Subsidiary  with respect to any Intellectual Property necessary to enable it to conduct its business as now operated  (and,  as  presently  contemplated  to  be  operated  in  the  future);  to  the  best  of

Company’s  knowledge,  Company’s  or  its  Subsidiaries’  current  and  intended  products,

services  and  processes  do  not  infringe  on  any  Intellectual  Property  or  other  rights  held by  any  person;  and  Company  is  unaware  of  any  facts  or  circumstances  which  might

give  rise  to  any  of  the  foregoing.    Company  and  each  of  its  Subsidiaries  have  taken

reasonable  security  measures  to  protect  the  secrecy,  confidentiality  and  value  of  their

Intellectual Property.

l.

No  Materially  Adverse  Contracts,  Etc.   Neither  Company  nor  any  of  its  Subsidiaries  is

subject  to  any  charter,  corporate  or  other  legal  restriction,  or  any  judgment,  decree,

order,  rule  or  regulation,  which  in  the  judgment  of  Company’s  officers  has  or  is

expected  in  the  future  to  have  a  Material  Adverse  Effect.   Neither  Company  nor  any of

Company ___________

Buyer ___________

its  Subsidiaries  is  a  party  to  any  contract  or  agreement,  which  in  the  judgment  of

Company’s officers has or is expected to have a Material Adverse Effect.

m.     Tax  Status.   Company  and  each  of  its  Subsidiaries  has  made  or  filed  all  federal,  state and  foreign  income  and  all  other  tax  returns,  reports  and  declarations  required  by  any jurisdiction  to  which  it  is  subject  (unless  and  only to  the  extent  that  Company and  each of  its  Subsidiaries  has  set  aside  on  its  books  provisions  reasonably  adequate  for  the

payment   of   all   unpaid   and   unreported   taxes)   and   has   paid   all   taxes   and   other

governmental   assessments   and   charges   that   are   material   in   amount,   shown   or

determined  to  be  due  on  such  returns,  reports  and  declarations,  except  those  being contested  in  good  faith  and  has  set  aside  on  its  books  provisions  reasonably  adequate for the payment of all taxes for periods subsequent to the periods to which such returns,

reports  or  declarations  apply.    There  are  no  unpaid  taxes  in  any  material  amount

claimed  to  be  due  by  the  taxing  authority  of  any  jurisdiction,  and  the  officers  of

Company  know  of  no  basis  for  any  such  claim.   Company  has  not  executed  a  waiver

with  respect  to  the  statute  of  limitations  relating  to  the  assessment  or  collection  of  any

foreign,  federal,  state  or  local  tax.   None  of  Company’s  tax  returns  are  presently  being

audited by any taxing authority.

n.      Certain Transactions.   Except for arm’s length transactions pursuant to which Company or  any  of  its  Subsidiaries  makes  payments  in  the  ordinary  course  of  business  upon terms no less favorable than Company or any of its Subsidiaries could obtain from third

parties   and   other   than   the   grant   of   stock   options   disclosed   in   Company’s   SEC

Documents  and  on  Schedule  3(c),  none  of  the  officers,  directors,  or  employees  of

Company   is   presently   a   party   to   any   transaction   with   Company   or   any   of   its

Subsidiaries  (other  than  for  services  as  employees,  officers  and  directors),  including any contract, agreement or other arrangement providing for the furnishing of services to

or   by,   providing  for  rental   of   real   or   personal   property  to   or   from,   or   otherwise

requiring   payments   to   or   from   any   officer,   director   or   such   employee   or,   to   the

knowledge of Company,  any corporation, partnership, trust or other entity in which any officer,  director,  or  any  such  employee  has  a  substantial  interest  or  is  an  officer,

director, trustee or partner.

o.      Disclosure.      All   information   relating   to   or   concerning   Company   or   any   of   its

Subsidiaries set forth in this Agreement  and provided to Buyer pursuant  to  Section 2(d)

hereof  and  otherwise  in  connection  with  the  transactions  contemplated  hereby  is  true and  correct  in  all  material  respects  and  Company  has  not  omitted  to  state  any  material fact  necessary  in  order  to  make  the  statements  made  herein  or  therein,  in  light  of  the

circumstances  under  which  they were made,  not  misleading.   No  event  or  circumstance

has  occurred  or  exists  with  respect  to  Company or  any of  its  Subsidiaries  or  its  or  their

business,   properties,   prospects,   operations   or   financial   conditions,   which,   under

applicable   law,   rule  or   regulation,   requires   public  disclosure  or   announcement   by

Company but which has not been so publicly announced or disclosed (assuming for this purpose that Company’s  reports filed under the 1934 Act are being incorporated into an effective registration statement filed by Company under the 1933 Act).

Company ___________

Buyer ___________

p.      Acknowledgment  Regarding  Buyer’s  Purchase  of  Securities.   Company  acknowledges

and  agrees  that  Buyer  is  acting  solely  in  the  capacity  of  arm’s  length  purchasers  with

respect  to  this  Agreement  and  the  transactions  contemplated  hereby.   Company  further

acknowledges  that  Buyer  is  not  acting  as  a  financial  advisor  or  fiduciary  of  Company

(or   in   any   similar   capacity)   with   respect   to   this   Agreement   and   the   transactions

contemplated   hereby   and   any   statement   made   by   Buyer   or   any   of   its   respective

representatives   or   agents   in   connection   with   this   Agreement   and   the   transactions

contemplated  hereby  is  not  advice  or  a  recommendation  and  is  merely  incidental  to

Buyer’s   purchase   of   the   Securities.     Company   further   represents   to   Buyer   that

Company’s   decision   to   enter   into   this   Agreement   has   been   based   solely   on   the

independent evaluation of Company and its representatives.

q.      No   Integrated   Offering.     Assuming   the   accuracy   of   Buyer’s   representations   and

warranties  set  forth  in  Section  2,  neither  the  Company,  nor  any of  its  affiliates,  nor  any

Person  acting  on  its  or  their  behalf  has,  directly  or  indirectly,  made  any  offers  or  sales of  any  security  or  solicited  any  offers  to  buy  any  security,  under  circumstances  that would  cause  this  offering  of  the  Securities  to  be  integrated  with  prior  offerings  by  the

Company  for  purposes  of  the  Securities  Act  or  any  applicable  shareholder  approval provisions  of  any  Trading  Market  on  which  any  of  the  Securities  of  the  Company  are listed or designated.

r.

Permits;  Compliance.    Company  and  each  of  its  Subsidiaries  is  in  possession  of  all franchises,  grants,  authorizations,  licenses,  permits,  easements,  variances,  exemptions,

consents,  certificates,  approvals  and  orders  necessary  to  own,  lease  and  operate  its properties  and  to  carry  on  its  business  as  it  is  now  being  conducted  (collectively,  the

“Company   Permits”),   and   there   is   no   action   pending   or,   to   the   knowledge   of

Company,  threatened  regarding suspension  or  cancellation  of  any of  Company Permits.

Neither  Company  nor  any  of  its   Subsidiaries  is  in  conflict  with,  or  in  default  or

violation   of,   any  of   Company  Permits,   except   for   any  such   conflicts,   defaults   or

violations  which,  individually or  in  the  aggregate,  would  not  reasonably be  expected  to

have  a  Material  Adverse  Effect.   Since  June  30,  2014,  neither  Company  nor  any  of  its

Subsidiaries  has  received  any notification  with  respect  to  possible  conflicts,  defaults  or violations  of  applicable  laws,  except  for  notices  relating  to  the  possible  conflicts,

defaults  or  violations,  which  conflicts,  defaults  or  violations  would  not  have  a  Material

Adverse Effect.

s.

Environmental Matters.

(i)      There  are,  to  Company’s  knowledge,  with  respect  to  Company  or  any  of  its

Subsidiaries  or  any  predecessor  of  Company,  no  past  or  present  violations  of

Environmental   Laws   (as   defined   below),   releases   of   any   material   into   the

environment,  actions  activities,  circumstances,  conditions,  events,  incidents,  or contractual  obligations  which  may  give  rise  to  any  common  law  environmental

liability   or   any   liability   under   the   Comprehensive   Environmental   Response,

Compensation  and  Liability  Act  of  1980  or  similar  federal,  state,  local  or  foreign laws  and  neither  Company  nor  any  of  its  Subsidiaries  has  received  any  notice

Company ___________

Buyer ___________

with  respect  to  any  of  the  foregoing,  nor  is  any  action  pending  or,  to  Company’s

knowledge,   threatened   in   connection   with   any   of   the   foregoing.     The   term

“Environmental  Laws”  means  all  federal,  state,  local  or  foreign  laws  relating  to pollution  or  protection  of  human  health  or  the  environment  (including,  without limitation,  ambient  air,  surface  water,  groundwater,  land  surface  or  subsurface

strata),   including,   without   limitation,   laws   relating   to   emissions,   discharges,

releases  or  threatened  releases  of  chemicals,  pollutants  contaminants,  or  toxic  or hazardous  substances  or  waste  (collectively,  “Hazardous  Materials”)  into  the environment,  or  otherwise  relating  to  the  manufacture,  processing,  distribution,

use,  treatment,  storage,  disposal,  transport  or  handling  of  Hazardous  Materials,  as well  as  all  authorizations,  codes,  decrees,  demands  or  demand  letters,  injunctions,

judgments,  licenses,  notices  or  notice  letters,  orders,  permits,  plans  or  regulations issued, entered, promulgated or approved thereunder.

(ii)     Other  than  those  that  are  or  were  stored,  used  or  disposed  of  in  compliance  with

applicable   law,   no   Hazardous   Materials   are   contained   on   or   about   any   real

property  currently  owned,  leased  or  used  by  Company  or  any  of  its  subsidiaries,

and   no   Hazardous   Materials   were   released   on   or   about   any   real   property

previously  owned,  leased  or  used  by  Company  or  any  of  its  Subsidiaries  during the  period  the  property  was  owned,  leased  or  used  by  Company  or  any  of  its

Subsidiaries, except in the normal course of Company’s or any of its Subsidiaries’

business.

(iii)   There  are  no  underground  storage  tanks  on  or  under  any  real  property  owned,

leased  or  used  by  Company  or  any  of  its  Subsidiaries  that  are  not  in  compliance with applicable law.

t.

Title  to  Property.   Company  and  its  Subsidiaries  have  good  and  marketable  title  in  fee simple to all real property and  good  and marketable title to all personal property owned by them which is material to the business of Company and its Subsidiaries, in each case free  and  clear  of  all  liens,  encumbrances  and  defects  except  such  as  are  described  in

Schedule  3(t)  or  such  as  would  not  have  a  Material  Adverse  Effect.   Any  real  property

and  facilities  held  under  lease  by Company and  its  Subsidiaries  are held  by them  under valid,  subsisting  and  enforceable  leases  with  such  exceptions  as  would  not  have  a

Material Adverse Effect.

u.

Insurance.   Company and  each  of  its  Subsidiaries  are  insured  by insurers  of  recognized

financial   responsibility   against   such   losses   and   risks   and   in   such   amounts   as

management  of  Company  believes  to  be  prudent  and  customary  in  the  businesses  in

which  Company  and  its  Subsidiaries  are  engaged.    Neither  Company  nor  any  such

Subsidiary  has  any  reason  to  believe  that  it  will  not  be  able  to  renew  its  existing insurance  coverage  as  and  when  such  coverage  expires  or  to  obtain  similar  coverage from  similar  insurers  as  may  be  necessary  to  continue  its  business  at  a  cost  that  would

not  have  a  Material  Adverse  Effect.    Upon  written  request  Company  will  provide  to

Buyer  true  and  correct  copies  of  all  policies  relating  to  the  directors’  and  officers’

Company ___________

Buyer ___________

liability  coverage,  errors  and  omissions  coverage,  and  commercial  general  liability coverage.

v.

Internal Accounting Controls.   Company and each of its Subsidiaries maintain a system

of  internal  accounting  controls  sufficient,  in  the  judgment  of  Company’s  board  of

directors,   to   provide   reasonable   assurance   that   (i)   transactions   are   executed   in

accordance  with  management's  general  or  specific  authorizations,  (ii)  transactions  are recorded  as  necessary  to  permit  preparation  of  financial  statements  in  conformity  with generally  accepted  accounting  principles  and  to  maintain  asset  accountability,  (iii)

access  to  assets  is  permitted  only  in  accordance  with  management's  general  or  specific authorization  and  (iv)  the  recorded  accountability  for  assets  is  compared  with  the existing  assets  at  reasonable  intervals  and  appropriate  action  is  taken  with  respect  to any differences.

w.

Foreign  Corrupt  Practices.    Neither  Company,  nor  any  of  its  Subsidiaries,  nor  any

director,  officer,  agent,  employee  or  other  person  acting  on  behalf  of  Company  or  any

Subsidiary  has,  in  the  course  of  his  actions  for,  or  on  behalf  of,  Company,  used  any corporate  funds  for  any  unlawful  contribution,  gift,  entertainment  or  other  unlawful expenses  relating  to  political  activity;  made  any  direct  or  indirect  unlawful  payment  to

any   foreign   or   domestic   government   official   or   employee   from   corporate   funds;

violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of

1977,  as  amended,  or  made  any  bribe,  rebate,  payoff,  influence  payment,  kickback  or other unlawful payment to any foreign or domestic government official or employee.

x.

Solvency.   Company   (after   giving   effect   to   the   transactions   contemplated   by   this

Agreement)  is  solvent  (i.e.,  its  assets  have  a  fair  market  value  in  excess  of  the  amount required  to  pay its  probable  liabilities  on its existing debts  as  they become  absolute  and matured)  and  currently  Company  has  no  information  that  would  lead  it  to  reasonably conclude  that  Company  would  not,  after  giving  effect  to  the  transaction  contemplated by  this  Agreement,  have  the  ability  to,  nor  does  it  intend  to  take  any  action  that  would impair  its  ability to,  pay its  debts  from  time  to  time  incurred  in  connection  therewith  as

such  debt  mature.   Company  did  not  receive  a  qualified  opinion  from  its  auditors  with respect  to  its  most  recent  fiscal  year  end  and,  after  giving  effect  to  the  transactions contemplated  by  this  Agreement,  does  not  anticipate  or  know  of  any  basis  upon  which its auditors might issue a qualified opinion in respect of its current fiscal year.

y.

No Investment Company.  Company is not, and upon the issuance and sale of Securities as  contemplated  by this  Agreement,  will  not  be  an  Investment  Company required  to  be

registered  under  the  Investment  Company  Act  of  1940.   Company  is  not  controlled  by

an Investment Company.

z.

Breach  of  Representations  and  Warranties  by  Company.   If  Company  breaches  any  of

the  representations  or  warranties  set  forth  in  this  Section  3,  and  in  addition to  any other remedies  available  to  Buyer  pursuant  to  this  Agreement,  it  will  be  considered  an  Event of Default under Section 3.4 of the Note.

Company ___________

Buyer ___________

4.   Covenants.

a.    Best  Efforts.     The  Parties  shall  use  their  best   efforts  to   timely  satisfy  each  of  the

conditions described in Section 6 and 7 of this Agreement.

b.   Use  of  Proceeds.   $70,000  of  the  proceeds  to  the  Company  pursuant  to  this  Agreement shall  be  used  only  as  follows:  Peder  Davisson  -  $10,000;  Jr  Reuben  acctg  -  $10,000;  SEC

Filers  -  $2,500;  Nevada  Transfer  -  $10,000;  Davisson  Trust  for  SEC  -  $5,000;  State  of

Nevada - $3,500; 3 months of operations (including legal, accounting, filing etc.) - $30,000.

c.    Right  of  First  Refusal.   The  Company  shall  deliver  to  Buyer,  at  least  seventy  two  (72)

hours  prior  to  the  closing  of  a  Future  Offering  (as  defined  herein),  written  notice  describing the  proposed  Future  Offering,  including  the  terms  and  conditions  thereof  and  proposed definitive  documentation  to  be  entered  into  in  connection  therewith,  and  providing  Buyer  an option  during the  seventy two  (72) hour  period  following delivery of  such  notice to  purchase the securities being offered in the Future Offering on the same terms as contemplated by such

Future  Offering  (the  limitations  referred  to  in  this  sentence  and  the  preceding  sentence  are collectively  referred  to  as  the  “Right  Of  First  Refusal”)  (and  subject  to  the  exceptions

described  below).     In  the  event  the  terms  and  conditions  of  proposed   equity  financing

(including debt with an  equity component) (“Future Offerings”) are amended in any respect after delivery of the notice to Buyer concerning the proposed Future Offering, Company shall deliver  a  new  notice  to  Buyer  describing  the  amended  terms  and  conditions  of  the  proposed

Future  Offering  and  Buyer  thereafter  shall  have  an  option  during  the  seventy  two  (72)  hour period  following  delivery  of  such  new  notice  to  purchase  its  pro  rata  share  of  the  securities being  offered  on  the  same  terms  as  contemplated  by  such  proposed  Future  Offering,  as

amended.   The  foregoing  sentence  shall  apply  to  successive  amendments  to  the  terms  and

conditions  of  any  proposed  Future  Offering.   The  Right  Of  First  Refusal  shall  not  apply  to

any  transaction  involving  (i)  issuances  of  securities  in  a  firm  commitment  underwritten public  offering  (excluding  a  continuous  offering  pursuant  to  rule  415  under  the  1933  Act)  or

(ii)  issuances  of  securities  as  consideration  for  a  merger,  consolidation  or  purchase  of  assets,

or in connection with any strategic partnership or joint venture (the primary purpose of which is  not  to  raise  equity  capital),  or  in  connection  with  the  disposition  or  acquisition  of  a

business,  product  or  license  by  Company.   The  Right  of  First  Refusal  also  shall  not  apply to the  issuance  of  securities  upon  exercise  or  conversion  of  Company’s  options,  warrants  or other  convertible  securities  outstanding  as  of  the  date  hereof  or  to  the  grant  of  additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of Company.

d.   Financial  Information.   Upon written  request  by Buyer,  Company agrees  to send or  make available  by facsimile  (with  receipt  confirmation  by recipient)  or  email  the  following  reports to  Buyer  until  Buyer  transfers,  assigns,  or  sells  all  of  the  Securities;  (i)  within  ten  (10)  days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly reports on  Form  10-Q  and  any  Current  Reports  on  Form  8-K;  (ii)  within  one  (1)  day  after  release,

copies   of   all   press   releases   issued   by   Company   or   any   of   its   Subsidiaries;   and   (iii)

contemporaneously  with  the  making  available  or  giving  to  the  shareholders  of  Company,

Company ___________

Buyer ___________

copies  of  any  notices  or  other  information  Company  makes  available  or  gives  to  such shareholders.

e.    Listing.    Company  shall  promptly  secure  the  listing  of  the  Conversion  Shares  on  each national  securities  exchange  or  automated  quotation  system,  if  any,  on  which  shares  of

Common  Stock  are  then  listed  and,  so  long  as  Buyer  owns  any  of  the  Securities,  shall maintain such listing of  all Conversion Shares  from time to time issuable upon conversion of

the  Note.   Company  will  obtain  and,  so  long  as  Buyer  owns  any  of  the  Securities,  maintain the  listing  and  trading  of  its  Common  Stock  on  the  OTCBB,  OTCQB,  OTCQX  or  the  OTC

Pink  (provided  that  if  it  is  listed  on  the  OTC  Pink  it  must  maintain  its  SEC  current  reporting status),  the  NASDAQ  Stock  Market,  the  New  York  Stock  Exchange,  or  the  NYSE  MKT

f/k/a   the   American   Stock   Exchange   (collectively,   the   "Trading   Markets"   and   each,   a

"Trading  Market")  and  will  comply  in  all  respects  with  Company’s  reporting,  filing  and other  obligations  under  the  bylaws  or  rules  of  the  Financial  Industry  Regulatory  Authority

(“FINRA”)  and  such  Trading  Markets,  as  applicable.   Company  shall  promptly  provide  to

Buyer copies of any notices it receives  from the  OTC Pink and any other  Trading Markets  or

quotation   systems   on   which   the   Common   Stock   is   then   listed   regarding  the   continued

eligibility of the Common Stock for listing on such Trading Markets and quotation systems.

f.    Corporate  Existence.    So  long  as  Buyer  beneficially  owns  any  Note,  Company  shall maintain its corporate existence and shall not sell all or substantially all of Company’s assets,

except   in   the   event   of   a   merger   or   consolidation   or   sale   of   all   or   substantially  all   of

Company's  assets,  where  the  surviving  or  successor  entity  in  such  transaction  (i)  assumes

      Company’s  obligations  hereunder  and  under  the  agreements  and  instruments  entered  into  in connection  herewith  and  (ii)  is  a  publicly  traded  corporation  whose  Common  Stock  is  listed for trading on a Trading Market.

g.   No  Integration.    The  Company  shall  not  sell,  offer  for  sale  or  solicit  offers  to  buy  or otherwise  negotiate  in  respect  of  any  security  (as  defined  in  Section  2  of  the  Securities  Act)

that  would  be  integrated  with  the  offer  or  sale  of  the  Securities  in  a  manner  that  would require  the  registration  under  the  Securities  Act  of  the  sale  of  the  Securities  to  the  Buyer  or that  would  be  integrated  with  the  offer  or  sale  of  the  Securities  for  purposes  of  the  rules  and regulations  of  any  Trading  Market  such  that  it  would  require  shareholder  approval  prior  to the  closing  of  such  other  transaction  unless  shareholder  approval  is  obtained  before  the closing of such subsequent transaction.

h.   Breach of Covenants.   If  Company breaches any of the covenants set forth in this Section

4, and in addition to any other remedies available to Buyer pursuant to this Agreement, it will be considered an event of default under Section 3.4 of the Note.

i.    Failure  to  Comply  with  the  1934  Act.    So  long  as  Buyer  beneficially  owns  the  Note,

Company shall  comply  with  the  reporting  requirements  of  the  1934  Act;  and  Company shall continue to be subject to the reporting requirements of the 1934 Act.

Company ___________

Buyer ___________

j.    Trading  Activities.    Neither  Buyer  nor  its  affiliates  has  an  open  short  position  in  the common  stock  of  Company  and  Buyer  agrees  that  it  shall  not,  and  that  it  will  cause  its affiliates not to, engage in any short sales with respect to the common stock of Company.

5.   Transfer  Agent  Instructions.    Company  shall  issue  irrevocable  instructions  to  its  transfer agent to issue certificates, registered  in the name of Buyer or its nominee,  for the Conversion

Shares   in   such   amounts   as   specified   from   time   to   time   by   Buyer   to   Company   upon

conversion of the Note in accordance with the terms  set forth in Exhibit B (the “Irrevocable

Transfer  Agent  Instructions”).    In  the  event  that  the  Borrower  proposes  to  replace  its transfer  agent,  the  Borrower  shall  provide,  prior  to  the  effective  date  of  such  replacement,  a

fully   executed   Irrevocable   Transfer   Agent   Instructions   in   a   form   as   initially   delivered

pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve  shares  of  Common  Stock  in  the  Reserved  Amount)  signed  by  the  successor  transfer agent to Borrower and the Borrower.  Prior to registration of the Conversion Shares under the

1933  Act  or  the  date  on  which  the  Conversion  Shares  may  be  sold  without  any  restriction pursuant  to  Rule  144  or  any  available  exemption  under  the  1933  Act,  all  such  certificates

shall  bear  the  restrictive  legend  specified  in  Section  2(g)  of  this  Agreement.    Company

warrants   that;   (i)   no   instruction   other   than   the   Irrevocable   Transfer   Agent   Instructions

referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof

(in  the  case  of  the  Conversion  Shares,  prior  to  registration  of  Conversion  Shares  under  the

1933  Act  or  the  date  on  which  the  Conversion  Shares  may  be  sold  pursuant  to  Rule  144  or any  available  exemption  under  the  1933  Act,  without  any  restriction),  will  be  given  by

Company to its transfer agent  and that the Securities shall otherwise be freely transferable on the  books  and  records  of  Company  as  and  to  the  extent  provided  in  this  Agreement  and  the

Note;  (ii)  it  will  not  direct  its  transfer  agent  not  to  transfer  or  delay,  impair,  and/or  hinder  its transfer agent in transferring (or issuing), electronically or in certificated form, any certificate for Conversion  Shares  to  be  issued  to  Buyer  upon  conversion  of  or  otherwise  pursuant  to  the

Note  as  and  when  required  by  the  Note  and  this  Agreement;  and  (iii)  it  will  not  fail  to remove,  or  direct  its  transfer  agent  not  to  remove  or  impair,  delay,  and/or  hinder  its  transfer agent  from  removing,  any  restrictive  legend,  or  to  withdraw  any  stop  transfer  instructions  in

respect   thereof,   on   any   certificate   for   any   Conversion   Shares   issued   to   Buyer   upon

conversion  of  or  otherwise  pursuant  to  the  Note  as  and  when  required  by  the  Note  and  this

Agreement.     Nothing   in   this   Section   shall   affect   in   any   way   Buyer’s   obligations   and

agreement set forth in Section 2(g) hereof.   If Buyer provides Company, at  the cost of Buyer,

with  (i)  an  opinion  of  counsel  in  form,  substance  and  scope  customary  for  opinions  in comparable  transactions,  to  the  effect  that  a  public  sale  or  transfer  of  such  Securities  may be

made   without   registration   under   the   1933   Act   pursuant   to   Rule   144   or   any   available

exemption  under  the  1933  Act,  Company  shall  permit  the  transfer,  and,  in  the  case  of  the

Conversion  Shares,  promptly instruct  its  transfer  agent  to  issue  one  or  more  certificates,  free from  restrictive  legend,  in  such  name  and  in  such  denominations  as  specified  by  Buyer.

Company acknowledges  that a breach  by it of its obligations hereunder will cause irreparable harm  to  Buyer,  by  vitiating  the  intent  and  purpose  of  the  transactions  contemplated  hereby.

Accordingly,  Company  acknowledges  that  the  remedy  at  law  for  a  breach  of  its  obligations under  this  Section  5  may  be  inadequate  and  agrees,  in  the  event  of  a  breach  or  threatened breach  by Company of  the provisions of this Section, that Buyer shall be entitled, in addition

to   all   other   available   remedies,   to   an   injunction   restraining   any   breach   and   requiring

Company ___________

Buyer ___________

immediate  transfer,  without  the  necessity of  showing economic loss  and  without  any bond  or other security being required.

6.   Conditions to Company’s Obligation to Sell.    The obligation of Company hereunder to issue

and  sell  the  Note  to  Buyer  at  the  Closing  is  subject  to  the  satisfaction,  at  or  before  the

Closing Date of each of the following conditions thereto:

a.    Buyer shall have executed this Agreement and delivered the same to Company.

b.   Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.    The  representations  and  warranties  of  Buyer  shall  be  true  and  correct  in  all  material respects as of the date when made and as of the Closing Date as though made at that time

(except  for  representations  and  warranties  that  speak  as  of  a  specific  date),  and  Buyer shall  have  performed,  satisfied  and  complied  in  all  material  respects  with  the  covenants,

agreements  and  conditions  required  by  this  Agreement  to  be  performed,  satisfied  or complied with by Buyer at or prior to the Closing Date.

d.   No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or  injunction  shall have  been  enacted,  entered,  promulgated  or  endorsed  by  or  in  any  court  or  governmental authority  or  competent  jurisdiction  or  any  self-regulatory  organization  having  authority over  the  matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of  the transactions contemplated by this Agreement.

7.   Conditions   to   Buyer’s   Obligation   to   Purchase.     The   obligation   of   Buyer   hereunder   to

purchase the Note at the Closing is subject to the satisfaction, at or before the Closing date of each of the following conditions:

a.    Company shall have executed this Agreement and delivered the same to Buyer.

b.   Company  shall  have  delivered  to  Buyer  the  duly  executed  Note  in  accordance  with

Section 1(b) above.

c.    The  Irrevocable  Transfer  Agent  Instructions,  in  form  and  substance  satisfactory  to  the

Buyer,  shall have been  delivered to  and acknowledged  in writing by Company’s Transfer

Agent.

d.   The  representations  and  warranties  of  Company  shall  be  true  and  correct  in  all  material respects  as  of  the  date  when  made  and  as  of  the  Closing  Date  as  though  made  at  such time  (except  for  representations  and  warranties  that  speak  as  of  a  specific  date)  and

Company  shall  have  performed,  satisfied  and  complied  in  all  material  respects  with  the

covenants,   agreements   and  conditions  required   by  this   Agreement  to   be  performed,

satisfied  or  complied  with  by Company at  or  prior to  the  Closing Date.   Buyer  shall  have

received  a  certificate  or  certificates,  executed  by  the  chief  executive  officer  of  Company,

dated  as  of  the  Closing  Date,  to  the  foregoing  effect  and  as  to  such  other  matters  as  may be reasonably requested  by Buyer including, but not limited to certificates  with respect to

Company ___________

Buyer ___________

Company’s  Certificate  of  Incorporation,  By-law’s  and  Board  of  Directors’  resolutions relating to the transactions contemplated hereby.

e.    No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or  injunction  shall have  been  enacted,  entered,  promulgated  or  endorsed  by  or  in  any  court  or  governmental authority  or  competent  jurisdiction  or  any  self-regulatory  organization  having  authority over  the  matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of  the transactions contemplated by this Agreement.

f.    No  event  shall  have  occurred  which  could  reasonably  be  expected  to  have  a  Material

Adverse  Effect  on  Company  including  but  not  limited  to  a  change  in  the  1934  Act reporting  status  of  Company  or  the  failure  of  Company  to  be  timely  in  its  1934  Act reporting obligations.

g.   Trading in the Company's Common Stock shall not have been suspended  by the SEC and a  "Stop"  sign  shall  not  have  been  placed  on  the  Company's  trading  symbol  by  OTC

Markets.

h.  Par value of Company's Common Stock shall have been set at $0.00001.

i.    Buyer  shall  have  received  an  officer’s  certificate  described  in  Section  3(c)  above,  dated as of the Closing Date.

8.   Governing Law; Indemnity; Miscellaneous.

a.    Governing Law.   This Agreement shall be governed by and  construed  in accordance  with

the  laws  of  the  State  of  Illinois  without  regard  to  principles  of  conflicts  of  laws.   Any

action  brought  by  either  party  against  the  other  concerning  the  transactions  contemplated by  this  Agreement  shall  be  brought  only  in  the  state  courts  of  Illinois  or  in  the  federal

courts  located  in  the  state  and  county  of  Cook.   The  Parties  to  this  Agreement  hereby

irrevocably   waive   any   objection   to   jurisdiction   and   venue   of   any   action   instituted

hereunder and shall not assert any defense based on lack of jurisdiction or venue or based

upon  forum  non  conveniens.   Company  and  Buyer  waive  trial  by  jury.   The  prevailing

party  shall  be  entitled  to  recover  from  the  other  party  its  reasonable  attorney’s  fees  and

costs.   In the event that any provision of this Agreement or any other agreement delivered in  connection  herewith  is  invalid  or  unenforceable  under  any applicable  statute  or  rule  of law,  then  such  provision  shall  be  deemed  inoperative  to  the  extent  that  it  may  conflict

therewith and shall be deemed modified to conform with such statute or rule of law.   Any

such  provision  which  may  prove  invalid  or  unenforceable  under  any  law  shall  not  affect

the validity or enforceability of any other provision of any agreement.   Each party hereby

irrevocably  waives  personal  service  of  process  and  consents  to  process  being  serviced  in any suit, action or proceeding in connection with this Agreement or any other Transaction

Document by mailing a copy thereof via  registered or certified  mail or overnight delivery

(with  evidence  of  delivery)  to  such  party  at  the  address  in  effect  for  notices  to  it  under this Agreement and agrees that such service shall constitute good and sufficient service of

Company ___________

Buyer ___________

process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.   Counterparts.    This  Agreement  may  be  executed  in  one  or  more  counterparts,  each  of which  shall  be  deemed  an  original  but  all  of  which  shall  constitute  one  and  the  same agreement  and  shall  become  effective  when  counterparts  have  been  signed  by  each  party and delivered to the other party.

c.    Headings.   The  headings  of  this  Agreement  are  for  convenience  of  reference  only  and shall not form part of, or affect the interpretation of, this Agreement.

d.   Severability.      In   the   event   that   any   provision   of   this   Agreement   is   invalid   or

unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be deemed  inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed

modified  to  conform  with  such  statute  or  rule  of  law.   Any  provision  hereof  which  may

prove   invalid   or   unenforceable   under   any   law   shall   not   affect   the   validity   or

enforceability of any other provision hereof.

e.    Entire  Agreement;  Amendments.   This  Agreement  and  the  instruments  referenced  herein contain  the  entire  understanding  of  the  Parties  with  respect  to  the  matters  covered  herein and  therein  and,  except  as  specifically  set  forth  herein  or  therein,  neither  Company  nor

Buyer  makes  any  representation,  warranty,  covenant  or  undertaking  with  respect  to  such

matters.   No  provision  of  this  Agreement  may  be  waived  or  amended  other  than  by  an instrument in writing signed by the majority in interest of Buyer.

f.    Notices.   All  notices,  demands,  requests,  consents,  approvals,  and  other  communications required or permitted hereunder shall be in writing and, unless otherwise specified herein,

shall  be  (i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return receipt  requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set  forth  below  or  to  such  other  address  as  such  party  shall  have  specified  most  recently

by  written  notice.   Any  notice  or  other  communication  required  or  permitted  to  be  given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate  confirmation  generated  by  the  transmitting  facsimile  machine,  at  the  address  or number  designated  below  (if  delivered  on  a  business  day  during  normal  business  hours where  such  notice  is  to  be  received),  or  the  first  business  day  following  such  delivery  (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier  service,  fully  prepaid,  addressed  to  such  address,  or  upon  actual  receipt  of  such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Company:

MineralRite Corporation

55 South Geneva Road

Lindon, Utah 84042

Company ___________

Buyer ___________

Phone:  801-796-8944

Email: info@mineralrite.com

If to Buyer:

River North Equity, Inc.

360 W. Hubbard St., Unit 2801

Chicago, IL 60654

Phone:  (312) 643-0280

Email: Edward@rivernorthequity.com

Each party shall provide notice to the other party of any change in address.

g.   Successors  and  Assigns.   This  Agreement  shall  be  binding  upon  and  inure  to  the  benefit

of  the  Parties  and  their  successors  and  assigns.   Neither  Company nor  Buyer  shall  assign

this Agreement or any rights or obligations hereunder without the prior written consent of

the  other.   Notwithstanding  the  foregoing,  subject  to  Section  2(f),  Buyer  may  assign  its rights  hereunder  to  any  person  that  purchases  Securities  in  a  private  transaction  from

Buyer  or  to  any  of  its  affiliates  as  that  term  is  defined  under  the  1934  Act,  without  the consent of Company.

h.   Third  Party  Beneficiaries.    This  Agreement  is  intended  for  the  benefit  of  the  Parties hereto  and  their  respective  permitted  successors  and  assigns,  and  is  not  for  the  benefit  of,

nor may any provision hereof be enforced by, any other person.

i.    Survival.     The  representations  and  warranties   of  Company  and   the   agreements   and

covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Buyer.

j.    Indemnity.   Company agrees to indemnify and  hold harmless Buyer and  all their officers,

directors,  employees  and  agents  for loss  or  damage arising as  a  result  of  or  related  to  any breach  or  alleged  breach  by  Company  of  any  of  its  representations,  warranties  and covenants  set  forth  in  this  Agreement  or  any  of  its  covenants  and  obligations  under  this

Agreement, including advancement of expenses as they are incurred.

k.   Publicity.  Company, and Buyer shall have the right to review a reasonable period of time before  issuance  of  any press  releases,  SEC,  OTC  Markets  or  FINRA  filings,  or  any other

public   statements   with   respect   to   the   transactions   contemplated   hereby;   provided,

however,  that  Company  shall  be  entitled,  without  the  prior  approval  of  Buyer,  to  make

any   press   release   or   SEC,   OTC   Markets   or   FINRA   filings   with   respect   to   such

transactions  as  is  required  by  applicable  law  and  regulations  (although  Buyer  shall  be consulted  by  Company  in  connection  with  any  such  press  release  prior  to  its  release  and shall be provided with a copy thereof and be given an opportunity to comment thereon).

Company ___________

Buyer ___________

l.    Further Assurances.  Each party shall do and perform, or cause to be done and performed,

all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such  other  agreements,

certificates,  instruments  and  documents,  as  the  other  party  may  reasonably  request  in order  to  carry  out  the  intent  and  accomplish  the  purposes  of  this  Agreement  and  the consummation of the transactions contemplated hereby.

m.  No  Strict  Construction.   The  language  used  in  this  Agreement  will  be  deemed  to  be  the language  chosen  by  the  Parties  to  express  their  mutual  intent,  and  no  rules  of  strict construction will be applied against any party.

n.   Remedies.   Company  acknowledges  that  a  breach  by  it  of  its  obligations  hereunder  will cause  irreparable  harm  to  Buyer  by  vitiating  the  intent  and  purpose  of  the  transaction

contemplated  hereby.   Accordingly,  Company acknowledges  that  the  remedy at  law  for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of  a  breach  or  threatened  breach  by  Company  of  the  provisions  of  this  Agreement,  that

Buyer  shall be  entitled, in addition to all  other available remedies  at law or in equity,  and in  addition  to  the  penalties  assessable  herein,  to  an  injunction  or  injunctions  restraining,

preventing  or  curing  any  breach  of  this  Agreement  and  to  enforce  specifically  the  terms and  provisions  hereof,  without  the  necessity  of  showing  economic  loss  and  without  any bond or other security being required.

[REMAINDER OF DOCUMENT INTENTIONALLY LEFT BLANK]

Company ___________

Buyer ___________

IN  WITNESS  WHEREOF,  the  undersigned  Buyer  and  Company have  caused  this  Agreement  to be duly executed as of the date first above written.

SIGNED by:  Edward M. Liceaga

Signature: ______________________

for and on behalf of:

RIVER NORTH EQUITY, INC.

Principal Amount of Note:

$77,778.00

SIGNED by: ____________________

Signature: ______________________

for and on behalf of:

MINERALRITE CORPORATION

Company ___________

Buyer ___________

EXHIBIT B:  IRREVOCABLE INSTRUCTIONS

Nevada Agency & Transfer Company

50 W. Liberty St., Suite 880

Reno, NV 89501

775-322-0626

info@natco.org

RE:      IRREVOCABLE INSTRUCTIONS

MineralRite Corporation

To whom it may concern:

River  North  Equity,  Inc.  (the  “Holder”)  is  the  holder  of  a  $77,778  Convertible  Note  (the

“Note”)  and  ________  shares  of  common  stock  issued  by  MineralRite  Corporation  (the

“Company”).

Nevada   Agency   &   Trust   Company   (the   “Transfer   Agent”   or   “you”)   is   hereby

irrevocably  authorized  and  directed  to  issue  the  shares  of  Common  Stock  (the  “Shares”)

of  the  Company  within  three  (3)  business  days  upon  your  receipt  from  the  Holder  of  a notice of conversion ("Conversion Notice") executed by the Holder, as well as  an opinion of  counsel,  in  form,  substance  and  scope  customary  for  opinions  of  counsel  in  comparable transactions,  according  to  which  the  Shares  are  not  “restricted  securities”  pursuant  to  rule

144  under  the  Securities  Act  of  1933,  as  amended  (the  "Act"),  any  other  available exemption under the Act, or an effective registration with the SEC.

A  copy of  the  Note  is  attached  hereto.  The  Shares  to  be  issued  are  to  be  registered  in  the name of the registered holder of the securities submitted for conversion or exercise.

So long as you have previously received a Conversion notice and a confirmation from the

Company’s  or  Holder’s  counsel  that  the  Shares  have  been  registered  under  the  1933  Act or otherwise may be sold  without any restriction, including pursuant to Rule 144,  and the number  of  Shares  to  be  issued  in  any  one  conversion  are  less  than  9.99%  of  the  total issued and outstanding common stock of the Company, such Shares should be transferred via  DWAC  or,  if  DWAC  is  unavailable,  via  unrestricted  certificate(s)  issued  to  the

Holder,  pursuant  to  the  instructions  provided  by  the  Holder  on  the  Conversion  Notice  or as otherwise instructed by the Holder.

You    are    instructed    to    reserve    for    issuance    to    the    Holder    a    minimum    of

____________________________  shares  of  common  stock  of  the  Company,  as  may  be increased  upon  advice  from  the  Company  (the  “Share  Reserve”).  The  Share  Reserve

shall  neither  act  to  increase  the  number  of  Shares  to  be  issued  pursuant  to  the  Note  nor shall  the  Share  Reserve  articulated  herein  create  or  be  deemed  to  be  a  cap  on  the  number of  Shares  to  be  issued  to  the  Holder.  All  such  shares  shall  remain  in  reserve  with  the

Transfer  Agent  until  the  Holder  provides  the  Transfer  Agent  instructions  that  the  shares or  any  part  of  them  shall  be  taken  out  of  reserve  and  shall  no  longer  be  subject  to  the terms of these instructions. Until such  time  as the  Holder issues  any such instruction, and subject  to  the  ownership  percentage  limitation  in  the  preceding  paragraph,  the  Holder

Company ___________

Buyer ___________

shall  have  no  beneficial  interest  in  the  Shares  so  reserved  and  no  rights  attendant  to ownership, including, but not limited to, the right to vote, sell or hypothecate the reserved shares.

The  Company  shall  indemnify  you  and   your  officers,  directors,  principals,  partners,

agents  and  representatives,  and  hold  each  of  them  harmless  from  and  against  any  and  all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of  its  attorneys)  incurred  by  or  asserted  against  you  or  any  of  them  arising  out  of  or  in

connection   with   the   instructions   set   forth   herein,   the   performance   of   your   duties

hereunder  and  otherwise  in  respect  hereof,  including the  costs  and  expenses  of  defending yourself  or  themselves  against  any  claim  or  liability hereunder,  except  that  the  Company shall  not  be  liable  hereunder  as  to  matters  in  respect  of  which  it  is  determined  that  you have acted with gross negligence or in bad faith.  Transfer Agent shall have no liability to the  Company  in  respect  to  any  action  taken  or  any  failure  to  act  in  respect  of  this  if  such action  was  taken  or  omitted  to  be  taken  in  good  faith,  and  you  shall  be  entitled  to  rely in this regard on the advice of counsel.

The  Company  hereby  requests  that  the  Transfer  Agent  act  immediately,  without  delay and  without  the  need  for  any  action  or  confirmation  by  the  Company  with  respect  to  the

issuance   of   Common   Stock   pursuant   to   any  Conversion   Notices   received   from   the

Holder.  Transfer  Agent  will  not  delay in  processing a  duly valid  Conversion  Notice from the Holder.

The  Company  agrees  that  in  the  event  that  the  Transfer  Agent  resigns  as  the  Company’s transfer  agent,  the  Company  shall  engage  a  suitable  replacement  transfer  agent  that  will

agree  to  serve   as  transfer   agent  for  the   Company  and  be  bound  by  the  terms   and

conditions  of  these  Irrevocable  Instructions  within  five  (5)  business  days,  and  that  the

obligations,    indemnifications    and    representations    contained    in    these    irrevocable

instructions  will  assign  to  each  and  every replacement  transfer  agent,  without  any further action by the Company.

The Holder  is  intended  to  be  and  is  a third-party beneficiaries  hereof,  and  no  amendment or  modification  to  the  instructions  set  forth  herein  may  be  made  without  the  consent  of the Holder.

SIGNED by: ____________________

Accepted and Agreed

Siganture: _____________________

By: ___________________

for and on behalf of:

Signature: _________________

MineralRite Corporation

Nevada Agency & Transfer

Company

Company ___________

Buyer ___________